UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 12, 2018

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564
(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code   (585) 678-7100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 12, 2018, the Board of Directors of Constellation Brands, Inc. (“Constellation” or the “Company”) determined that effective February 12, 2018, William A. Newlands will become President of the Company, while continuing to serve as the Chief Operating Officer of the Company. Mr. Robert Sands, who was President and Chief Executive Officer of the Company, will retain the office of Chief Executive Officer.

Mr. Newlands, age 59, has been an Executive Vice President of the Company since he joined in January 2015. Since January 2017 he has performed the role of Chief Operating Officer of the Company. From January 2016 through January 2017 he performed the role of President, Wine & Spirits Division, and from January 2015 through January 2016 he performed the role of Chief Growth Officer. Mr. Newlands served from October 2011 until August 2014 as Senior Vice President and President, North America of Beam Inc., as Senior Vice President and President, North America of Beam Global Spirits & Wine, Inc. from December 2010 to October 2011 and as Senior Vice President and President, USA of Beam Global Spirits & Wine, Inc. from February 2008 to December 2010. Beam Inc., a producer and seller of branded distilled spirits products, merged with a subsidiary of Suntory Holding Limited, a Japanese company, in 2014. Prior to October 2011, Beam Global Spirits & Wine, Inc. was the spirits operating segment of Fortune Brands, Inc., which was a leading consumer products company that made and sold branded consumer products worldwide in the distilled spirits, home and security, and golf markets.

As of March 5, 2018, Mr. Newlands’s annual base salary will be $850,000. The existing employment agreement between the Company and Mr. Newlands is not being amended in connection with this change. Mr. Newlands’s employment agreement was filed as Exhibit 10.57 to the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2015 and is incorporated herein by reference.

There are no understandings or arrangements between Mr. Newlands and any other person pursuant to which Mr. Newlands was selected to serve as President, other than his employment relationship set forth above. Mr. Newlands does not have any relationships requiring disclosure under Item 401(d) of Regulation S-K or any interests requiring disclosure under Item 404(a) of Regulation S-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 12, 2018, the Board of Directors of the Company approved Amendment No. 2 to the Company’s Amended and Restated By-Laws (the “Amendment”). The Amendment, which was effective February 12, 2018, clarifies certain officer roles.

The foregoing summary of the Amendment is qualified in its entirety by the Amendment filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On February 14, 2018, Constellation issued a news release, a copy of which release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference, announcing a change in the Company’s senior management personnel.

References to Constellation’s website and/or other social media sites or platforms in the release do not incorporate by reference the information on such websites, social media sites or platforms into this Current Report on Form 8-K, and Constellation disclaims any such incorporation by reference. The information in the news release attached as Exhibit 99.1 is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed or furnished, as appropriate, as part of this Current Report on Form 8-K:

Exhibit No.	Description
3.1	Amendment No. 2 to Amended and Restated By-Laws of Constellation Brands, Inc.
99.1	News Release of Constellation Brands, Inc. dated February 14, 2018.

INDEX TO EXHIBITS

Exhibit No.	Description

(3)	ARTICLES OF INCORPORATION AND BYLAWS

(3.1)	Amendment No. 2 to Amended and Restated By-Laws of Constellation Brands, Inc.

(10)	MATERIAL CONTRACTS

(10.1)
Executive Employment Agreement made as of January 26, 2015, between Constellation Brands, Inc. and William A. Newlands (filed as Exhibit 10.57 to the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2015 and incorporated herein by reference).

(99)	ADDITIONAL EXHIBITS

(99.1)	News Release of Constellation Brands, Inc. dated February 14, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 14, 2018	CONSTELLATION BRANDS, INC.

		By:	/s/ David Klein
David Klein
Executive Vice President and Chief Financial Officer